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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    October 15, 1999
                                                ------------------------

                      DAMSON/BIRTCHER REALTY INCOME FUND-I
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)


        0-13563                                         13-3264491
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(Commission file Number)                    (I.R.S. Employer Identification No.)


    27611 La Paz Road, P.O. Box 30009, Laguna Niguel, California 92607-0009
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              (Address of principal executive offices) (Zip Code)



                                 (949) 643-7700
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              (Registrant's telephone number, including area code)


                                       N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report.)

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                      DAMSON/BIRTCHER REALTY INCOME FUND-I


ITEM 2.  DISPOSITION OF ASSET

         On October 15, 1999, Damson/Birtcher Realty Income Fund-I (the "Partnership") sold The Cornerstone shopping center, in Tempe, Arizona to GDA Real Estate Services, LLC ("GDA"), a Denver-based real estate developer and operator that is not affiliated in any way with the Partnership, its General Partner or the General Partner's affiliates, for a sale price of $8,500,000.

         GDA was represented by two third-party brokers in the transaction. The brokers were paid $170,000 from the sale proceeds. The General Partner was not paid a disposition fee in connection with the transaction. GDA will not hire the General Partner or any affiliate to perform asset management or property management services for this property.

         The Partnership realized approximately $7,754,000, or approximately $80 per $1,000 originally invested in the Partnership, in distributable cash proceeds from the sale of The Cornerstone, after deducting for closing costs and prorations (including a $230,000 credit to GDA for repair of the parking lot) totaling approximately $576,000 in connection with the sale.

         Currently, three lawsuits are pending against the Partnership and its General Partner and certain of its affiliates that seek, among things, unspecified monetary damages. These lawsuits are discussed in the Partnership's quarterly and annual reports. Since these cases are in the preliminary discovery phase, there is unavoidable uncertainty regarding their ultimate resolution. The Partnership Agreement mandates that the General Partner provide for all of the Partnership's liabilities and obligations, including contingent liabilities, before distributing liquidation proceeds to its partners. Therefore, the Partnership will not distribute liquidation proceeds until the uncertainty surrounding these lawsuits is sufficiently resolved. The amount and timing of any distribution of liquidation proceeds will be determined by the General Partner in light of these and other relevant considerations.

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                      DAMSON/BIRTCHER REALTY INCOME FUND-I


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



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                                       DAMSON/BIRTCHER REALTY INCOME FUND-I


By: DAMSON/BIRTCHER PARTNERS           By: BIRTCHER PARTNERS,
    (General Partner)                      a California general partnership

                                           By: BIRTCHER INVESTMENTS,
                                               a California general partnership,
                                               General Partner of Birtcher Partners

                                               By: BIRTCHER LIMITED,
                                                   a California limited partnership,
                                                   General Partner of Birtcher Investments

                                                   By: BREICORP,
                                                       a California corporation,
                                                       formerly known as Birtcher
                                                       Real Estate Inc., General
                                                       Partner of Birtcher Limited

Date: October 19, 1999                                 By: /s/Robert M. Anderson
                                                           ------------------------
                                                           Robert M. Anderson
                                                           Executive Director
                                                           BREICORP

                                       By: LF Special Fund II, L.P.,
                                           a California limited partnership

                                           By: Liquidity Fund Asset Management, Inc.,
                                               a California corporation, General
                                               Partner of LF Special Fund II, L.P.

Date: October 19, 1999                         By: /s/ Brent R. Donaldson
                                                   -----------------------------
                                                   Brent R. Donaldson
                                                   President
                                                   Liquidity Fund Asset Management, Inc.
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